Semi - Annual Report



                                 LMH FUND, LTD.


















                                December 31, 1996






                                560 Hudson Street
                          Hackensack, New Jersey 07601

                                 LMH FUND, LTD.
                                                              February 20, 1997

     Dear Fellow Shareholder:

         Our first two transactions as the sub-advisor to the Fund entailed the purchase of Super Food Services at $9.81 per share and the sale of Deluxe Corp. at $36.81 per share. Subsequently, Super Food Services was acquired by Nash Finch at $15.50 per share five months later (a very healthy gain in a short period) and Deluxe Corp. currently trades at $30.50 per share. We hope these very favorable transactions portend a bright new beginning to the LMH Fund.

         I am pleased to be able to write this correspondence to you and report a number of favorable trends and events.

     o The Fund had solid growth with the net asset value growing from June 30th's $24.10 to December 31's $26.33. This represents a gain of 10.6% for the last 6 months of 1996 (includes year-end distribution).

     o The Fund underwent a seamless portfolio repositioning and continues to hold a high quality portfolio of undervalued securities. As of December 31, 1996 our average price/earnings ratio was 13.4 and our price to book value was 2.6. These are well below the S&P 500's price/earnings ratio of 17.4 and price to book value of 4.3.

     o Assets grew from June 30th's $6.6 million dollars to $7.9 million dollars on December 31st. The increase in assets under management came from portfolio appreciation and from new shareholders purchasing the Fund.

     o The portfolio benefited from a number of takeovers/attempted takeovers as our holdings in Carter-Wallace, MCI Communications and Super Food Services all received offers at prices well above our initial purchase price.

     o Costs continue to be reduced as our expense ratio ended the quarter at 1.35% per annum. This represents a decline from June 30, 1996's 1.84% and June 30, 1995's 2.35%.

         These and other factors lead us to be optimistic about the long term prospects for the Fund.

         Beginning in this semi-annual report, we intend to periodically provide you with a commentary on our analysis and outlook on the financial markets as well as the Fund. We welcome your feedback and comments on these discussions.

                                MARKET COMMENTARY

         In 1996, the equity markets provided a reprise of their strong 1995 results. As in 1995, 1996 stock prices were driven higher in large measure by the "Goldilocks" economy-not too hot and not too cold, modest inflation, improving earnings and huge inflows of cash into the stock market.*

     *   Probably the single most important force in the past year.

                                 LMH FUND, LTD.

     1997's Fearless Forecast:

         Looking forward, we foresee a similar economic landscape to the past two years. We see the economy achieving modest growth, with some slowdown in the latter half of the year. Inflation will show small but manageable increases and the Fed will maintain a neutral stance. After two very strong years, we believe that the equity markets will slow from their robust pace, with a continuation of the recent day to day volatility. We also feel the year will be front loaded with the better returns occurring early in the period.

     Economic Outlook:

         The economy ended 1996 with modest growth. We expect this slow and steady pace to continue into the upcoming year. We foresee a modest up-tick in inflation, but are concerned that any unforeseen additional increases in oil prices could result in a negative inflation surprise.

                      YEAR-END PORTFOLIO REVIEW AND OUTLOOK

         The LMH Fund showed solid gains over the past six months. Returns were aided by strong showings in numerous stocks spread over a variety of industries. Equity standouts included: APL Limited, American Brands, American Greetings, Bristol-Myers, Canandaigua Wine Company, Carter-Wallace, J.P. Morgan, John H. Harland Financial, MCI Communications, Mellon Bank, O'Sullivan Industries, PNC Bank Corp., Reebok International Ltd., and Super Food Service.

         Importantly, our returns were achieved by being in the right stocks, rather than owning hot industries or being in the "hot" large capitalization stocks. As a result we believe our gains were achieved with less than market risk. Looking forward, we feel this stock selection will continue to provide ample upside, while protecting the portfolio in choppier times.

     Strategic Acquisitions/Takeover Bait:

         The past six month's return was aided by a number of takeovers/attempted takeovers. These strategic acquisitions included Carter-Wallace, MCI Communications and Super Food Services. In each of these cases, other entities saw the intrinsic worth that our Benjamin Graham valuation process had identified.

         In reviewing the current portfolio we feel that a number of holdings make sense to be owned by larger entities. Takeover bait in upcoming periods include: Bausch & Lomb, Ennis Business Forms, Eskimo Pie Corp., Frontier Corp., Mylan Laboratories, SpaceLabs Medical, Inc., and Topps Company, Inc.

     Market Volatility - 1996 Review and Outlook:

         Looking back over the past year, it "felt" as if there was more market volatility than usual. The fact is that 15% of all 1996's trading days had a gain or loss of 1% or more. This is exactly in line with the average post World War

                                 LMH FUND, LTD.

     II stock market volatility. Over this period, on average, 16% of trading days have had 1% or greater daily market moves.

         The reality is that the very calm 1992 to 1995 was "abnormal" and this past year was a return to normalcy.

         The moral of this past year's volatility is: 1) investors can make money during volatile markets; and 2) while volatility and uncertainty are uncomfortable, they are a normal part of investing. Looking forward we expect continued day to day market fluctuations. The 50 and 100 point moves are here to stay and in fact quite typical.

     Equity Outlook:

         Over the short term we believe the equity market will be most influenced by strong cash inflows into the stock market. Secondarily, stocks should be positively impacted by low interest rates, a good economy and solid corporate profitability. This favorable environment should help drive prices higher in the early part of the year. As the year progresses, however, we expect continued volatility and a choppier climate.

         We are confident that the Fund's investment focus on purchasing quality businesses at discounted prices should be able to grow your assets as well as weather turbulent times.

     Closing Comments and New Year's Wish:

         We are pleased with the progress that the Fund has made in our first six months as the LMH Fund's sub-advisor. We are excited about its future and remain committed to revitalizing its growth and building its shareholder's wealth.

         I and the entire Matrix team wish you and your family a very healthy, happy and prosperous New Year.

         We welcome your thoughts and comments. Please feel free to give me a call at 800-366-6223.

         With kind regards,

                                                              Sincerely,

                                                              /S/
                                                              David A. Katz, CFA
                                                        Chief Investment Officer

                                 LMH FUND, LTD.

                                                     Schedule of
                                                     Investments (Unaudited)                    DECEMBER 31, 1996
--------------------------------------------------------------------------------------------------------------
                                                     COMMON STOCKS (99.28%)
     SECURITY                                        SHARES                                                VALUE
--------------------------------------------------------------------------------------------------------------

     BANKS (4.90%)
        Mellon Bank Corp.                              2,400                                           $ 170,400
        J.P. Morgan & Co.                              2,200                                             214,775
                                                                                                         -------
                                                                                                         385,175
                                                                                                         -------
     BEVERAGES (2.54%)
        Anheuser-Busch Companies, Inc.                 5,000                                             200,000
                                                                                                         -------

     COMPUTERS & PERIPHERALS (1.86%)
        Apple Computer, Inc.*                          7,000                                             146,125
                                                                                                         -------

     COMPUTER SOFTWARE & SERVICES (2.62%)
        Banctec, Inc.*                                10,000                                             206,250
                                                                                                         -------

     CONSUMER PRODUCTS (6.82%)
        American Brands, Inc.                          5,300                                             263,013
        Bausch & Lomb, Inc.                            7,800                                             273,000
                                                                                                         -------
                                                                                                         536,013
                                                                                                         -------
     DISTILLING (3.92%)
        Canandaigua Wine Company, Inc.*               10,800                                             307,800
                                                                                                         -------

     DRUGS (4.28%)
        Bristol-Myers Squibb Co.                       2,000                                             217,500
        Pharmacia & Upjohn, Inc.                       3,000                                             118,875
                                                                                                         -------
                                                                                                         336,375
                                                                                                         -------
     DRUGS - GENERIC (3.32%)
        Ivax Corp.                                    14,000                                             143,500
        Mylan Laboratories, Inc.                       7,000                                             117,250
                                                                                                         -------
                                                                                                         260,750
                                                                                                         -------
     ELECTRONICS (3.35%)
        Telxon Corp.                                  21,500                                             263,375
                                                                                                         -------

     ENTERTAINMENT - VIDEO & PUBLISHING (3.23%)
        Carmike Cinemas, Inc.*                        10,000                                             253,750
                                                                                                         -------

                                 LMH FUND, LTD.

                                                     COMMON STOCKS (Unaudited), Continued
     SECURITY                                        SHARES                                                VALUE
     ENVIRONMENTAL SERVICES (2.89%)
        Wheelabrator Technologies, Inc.               14,000                                           $ 227,500
                                                                                                       ---------

     FINANCIAL SERVICES (1.81%)
        H & R Block, Inc.                              4,900                                             142,100
                                                                                                         -------

     FOOD PROCESSING (2.12%)
        Eskimo Pie Corp.                              15,000                                             166,875
                                                                                                         -------

     FURNITURE (8.10%)
        O'Sullivan Industries*                        27,000                                             378,000
        Shaw Industries, Inc.                         22,000                                             258,500
                                                                                                         -------
                                                                                                         636,500
                                                                                                         -------
     GROCERY (2.43%)
        Great Atlantic & Pacific Tea Company           6,000                                             191,250
                                                                                                         -------

     INDUSTRIAL SERVICES (2.12%)
        Olsten Corp.                                  11,000                                             166,375
                                                                                                         -------

     MARITIME SERVICES (2.74%)
        APL Limited                                    9,100                                             214,988
                                                                                                         -------

     MEDICAL SERVICES (2.92%)
        John Alden Financial Corp.                     7,000                                             129,500
        Physician Corp. of America*                   10,000                                             100,000
                                                                                                         -------
                                                                                                         229,500
                                                                                                         -------
     MEDICAL SUPPLIES (3.26%)
        SpaceLabs Medical, Inc.*                      12,500                                             256,250
                                                                                                         -------

     OFFICE EQUIPMENT & SUPPLIES (2.15%)
        Ennis Business Forms                          15,000                                             168,750
                                                                                                         -------

     OIL & GAS - INTERNATIONAL (1.37%)
        Exxon Corp.                                    1,100                                             107,800
                                                                                                         -------

     PACKAGING & CONTAINERS (2.89%)
        American Greetings Class A                     8,000                                             227,000
                                                                                                         -------

     PRECISION INSTRUMENTS (3.62%)
        Sensormatic Electronics                       17,000                                             284,750
                                                                                                         -------

                                 LMH FUND, LTD.

                                                     COMMON STOCKS (Unaudited), Continued
     SECURITY                                        SHARES                                                VALUE
     PRINTING & PUBLISHING (5.48%)
        Cognizant Corp.*                               2,700                                            $ 89,100
        The Dun & Bradstreet Corporation               2,700                                              64,125
        John H. Harland & Co.                          8,000                                             264,000
        A.C. Nielson Corp.*                              900                                              13,612
                                                                                                          ------
                                                                                                         430,837
                                                                                                         -------
     RECREATION (2.29%)
        The Topps Company, Inc.*                      45,000                                             180,000
                                                                                                         -------

     RETAIL - SPECIAL LINES (2.58%)
        Designs, Inc.*                                36,000                                             202,500
                                                                                                         -------

     SHOES (4.28%)
        Reebok International Ltd.*                     8,000                                             336,000
                                                                                                         -------

     TELECOMMUNICATIONS SERVICES (8.00%)
        Frontier Corp.                                11,000                                             248,875
        MCI Communications Corp.                       5,000                                             163,438
        NYNEX Corp.                                    4,500                                             216,562
                                                                                                         -------
                                                                                                         628,875
                                                                                                         -------
     TOILETRIES & COSMETICS (1.39%)
        Carter-Wallace, Inc.                           7,000                                             109,375
                                                                                                         -------


                                                     TOTAL COMMON STOCKS                               7,802,838
                                                     (Cost $7,066,837)
                                                     SHORT-TERM INVESTMENT (0.76%)
        Dreyfus Treasury Prime                       (Cost $59,740)                                       59,740
                                                     LIABILITIES LESS OTHER ASSETS (-.04%)                (2,881)
                                                                                                          ------
                                                     TOTAL NET ASSETS                                 $7,859,697

       * Non-income producing security.

        The accompanying notes to financial statements are an integral part of this schedule.

                                 LMH FUND, LTD.

                                                     Statement of
                                                     Assets and Liabilities
                                                     (Unaudited)                                DECEMBER 31, 1996
--------------------------------------------------------------------------------------------------------------
                                                     ASSETS
     Investments in securities, at value:
        Common stocks (cost $7,066,837)......................................................         $7,802,838
        Short-term investment (cost $59,740).................................................             59,740
     Dividends and interest receivable.......................................................              9,057
     Receivable for investments sold.........................................................            164,375
                                                                                                         -------
                                                     TOTAL ASSETS                                      8,036,010
                                                                                                       ---------
                                   LIABILITIES
     Accrued investment advisory fee.........................................................              2,216
     Other accrued expenses..................................................................             23,177
     Payable for investments purchased.......................................................            150,920
                                                                                                         -------
                                                     TOTAL LIABILITIES                                   176,313
                                                                                                         -------
                                                     NET ASSETS                                       $7,859,697
                                                                                                      ==========
                                                     SOURCE OF NET ASSETS
     Capital
        Par value of 298,523 shares outstanding
           (30,000,000 shares authorized)
           at $.01 per share.................................................................            $ 2,985
        Paid-in capital .....................................................................          8,772,194
                                                                                                       ---------
        Total capital paid in on shares......................................................          8,775,179
        Undistributed net investment income..................................................                533
        Accumulated net realized loss on
           investments transactions..........................................................         (1,652,016)
        Unrealized appreciation of investments...............................................            736,001
                                                                                                         -------
                                                     NET ASSETS                                       $7,859,697
                                                                                                      ==========
                                                     NET ASSET VALUE PER SHARE
                                                     (Offering and Redemption Price)                     $ 26.33
                                                                                                         =======

        The accompanying notes to financial statements are an integral part of these statements.

                                 LMH FUND, LTD.

                                                     Statement of
                                                     Operations
                                                     (Unaudited)
--------------------------------------------------------------------------------
                                                     INVESTMENT
                                                     INCOME
     Dividends...............................................................................           $ 71,454
     Interest................................................................................              7,555
                                                                                                           -----
                                                     TOTAL INCOME                                         79,009
                                                                                                          ------

                                    EXPENSES
     Investment advisory fee.................................................................             36,114
     Administration fee......................................................................             12,621
     Transfer agent fee and expenses.........................................................             11,636
     Audit fees..............................................................................              7,562
     Legal fees..............................................................................              2,521
     Registration and filing fees............................................................              2,269
     Insurance...............................................................................              2,066
     Custodian fee and expenses..............................................................              2,420
     Reports to shareholders ................................................................                764
     Miscellaneous...........................................................................              1,008
                                                                                                           -----
                                                     TOTAL EXPENSES                                       78,981
                                                     Less: Advisory fees waived                          (30,370)
                                                                                                         -------
                                                     NET EXPENSES                                         48,611
                                                                                                          ------
                                                     NET INVESTMENT INCOME                                30,398
                                                                                                          ------

                                                     REALIZED AND UNREALIZED
                                                     GAIN (LOSS) ON INVESTMENTS - NET
     Realized gain on investments - net......................................................            827,485
     Decrease in unrealized appreciation on investments......................................           (116,734)
                                                                                                        --------
                                                     GAIN ON INVESTMENTS - NET                           710,751
                                                                                                         -------
                                                     NET INCREASE IN NET ASSETS
                                                     RESULTING FROM OPERATIONS                         $ 741,149
                                                                                                       =========

       The accompanying notes to financial statements are an integral part of these statements.

                                 LMH FUND, LTD.

                                                     Statement of Changes
                                                     in Net Assets                 FOR THE SIX         FOR THE
                                                                                  MONTHS ENDED       YEAR ENDED
                                                                                  DECEMBER 31,        JUNE 30,
                                                                                      1996*             1996
--------------------------------------------------------------------------------------------------------------
     Net investment income................................................             $30,398         $ 128,905
     Realized gain on investments - net...................................             827,485           608,596
     Change in unrealized appreciation of investments - net...............            (116,734)          275,717
                                                                                      --------           -------
                                  NET INCREASE
                                  IN NET ASSETS
                                                     FROM OPERATIONS                   741,149         1,013,218
                                                                                       -------         ---------
                                DISTRIBUTIONS TO
                                  SHAREHOLDERS
     Net investment income................................................             (97,339)         (132,354)
                                                                                       -------          --------
                                  CAPITAL SHARE
                                  TRANSACTIONS
     Shares sold .........................................................             575,432            44,611
     Shares issued in connection with reinvestment of dividends...........              94,160           128,205
     Shares redeemed......................................................            (101,600)         (451,012)
                                                                                      --------          --------
                                                     TOTAL                             567,992          (278,196)
                                                                                       -------          --------
                                 TOTAL INCREASE
                                                     IN NET ASSETS                   1,211,802           602,668
     Net assets, beginning of period .....................................           6,647,895         6,045,227
                                                                                     ---------         ---------

     Net assets, end of period (including undistributed
        net investment income of $533 and $67,474,
        respectively).....................................................          $7,859,697        $6,647,895
                                                                                    ==========        ==========

                                CHANGES IN SHARES
                                   OUTSTANDING
     Shares sold..........................................................              23,224             1,945
     Shares issued in connection with reinvestment of dividends...........               3,556             5,567
     Shares redeemed......................................................              (4,120)          (19,837)
                                                                                        ------           -------
                                                     INCREASE (DECREASE)                22,660           (12,325)
                                                                                        ======           =======


     *Unaudited.

        The accompanying notes to financial statements are an integral part of these statements.

                                 LMH FUND, LTD.

                                                     Notes to
                                                     Financial
                    Statements (Unaudited)                     DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                    NOTE 1 -
                                  ORGANIZATION

     LMH Fund, Ltd. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

                                    NOTE 2 -
                                                 SIGNIFICANT ACCOUNTING POLICIES

     The Fund consistently follows the accounting policies set forth below which are in conformity with generally accepted accounting principles.

     (a) Security Valuation
     Portfolio securities which are traded on national securities exchanges are valued at the last sale price on the principal exchange on which the security is traded as of the close of the New York Stock Exchange. If there were no transactions in a security on that day, the security is generally valued at the last reported bid price. Securities traded over-the-counter are generally valued at the latest bid price. If no quotations are available for a security, or if the Board of Directors (or committee of the Board of Directors appointed for that purpose) believes that the latest bid price of a security which has not been traded on the date in question does not fairly reflect its market value, it is valued in a manner determined in good faith by the Board of Directors, or their delegates, to reflect its fair value. U.S. Government obligations are stated at market value and any related premium or discount is amortized on a straight-line basis through maturity. Short-term notes are stated at cost which approximates market.

     (b) Federal Income Taxes
     The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. To maintain this qualification the Fund will continue to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

     (c) Portfolio Transactions
     Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Security gains and losses are computed on an identified cost basis.

     (d) Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                                 LMH FUND, LTD.

     (e) Other
     Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.
                                    NOTE 3 -
                                                     INVESTMENT ADVISORY FEE

     The Fund has a management agreement with Heine Management Group, Inc. (the "Advisor") to serve as investment advisor. Certain officers of the Advisor are also officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 1.00% of the Fund's average daily net assets. For the fiscal six months ended December 31, 1996, the Advisor waived all but $5,744 of the advisory fee, amounting to approximately 0.20% of the Fund's average daily net assets.

     On July 3, 1996, the Fund's directors unanimously approved a Sub-Advisory Agreement between the Fund's Advisor and Matrix Asset Advisors, Inc. ("Matrix") whereby Matrix would become Sub-Advisor to the Fund, effective immediately. While serving as Sub-Advisor, Matrix has agreed to waive any Sub-Advisory fees payable from the Advisor. On February 11, 1997, the Fund's directors approved an investment advisory agreement pursuant to which Matrix will become investment advisor to the Fund, contingent upon approval of the Agreement by Fund shareholders.

                                    NOTE 4 -
                                                     INVESTMENT TRANSACTIONS

     Purchases and proceeds from sales of securities for the six months ended December 31, 1996 were as follows:


                                                                                 Proceeds from
                                                                               Sales (Including
                                                        Purchases                 Maturities)
----------------------------------------------------------------------------------------------
                  Common Stock                         $6,074,227                  $5,547,190
                  Short-term Obligations                3,382,751                   3,421,279

     At December 31, 1996, the cost of securities for federal income tax purposes was substantially the same as that recorded for book purposes.
     Accordingly, the aggregate gross unrealized appreciation on investments over cost for federal income tax purposes was $986,224 and the aggregate gross unrealized depreciation was $250,223, or a net unrealized appreciation of $736,001. At June 30, 1996, the Fund had a capital loss carryforward of $2,479,501 of which $1,373,139 expires in fiscal 1999 and $1,106,362 expires in fiscal 2000. The Fund also had Post-October losses of $216,260. To the extent future capital gains are offset by these capital losses, the Fund does not anticipate distributing any such gains to the shareholders.

                                 LMH FUND, LTD.

                                                     Financial Highlights
                                                     (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                          YEARS ENDED JUNE 30,
---------------------------------------------------------------------------------------------------------------
                                              31, 1996*     1996       1995        1994        1993        1992
--------------------------------------------------------------------------------------------------------------

     Net asset value, beginning of period..    $24.10      $20.98      $17.78     $18.45      $17.08      $15.79
     Income from investment operations:
        Net investment income..............      0.09        0.47        0.46       0.34        0.30        0.36
        Net realized and unrealized gain
          (loss) on investments............      2.47        3.12        3.13      (0.78)       1.44        1.36
                                                 ----        ----        ----      -----        ----        ----
     Total from investment operations......      2.56        3.59        3.59      (0.44)       1.74        1.72
                                                 ----        ----        ----      -----        ----        ----
     Less distributions:
        Dividends from net investment
          income...........................     (0.33)      (0.47)      (0.39)     (0.23)      (0.37)      (0.43)
        Distributions from net capital gains     0.00        0.00       0.00        0.00        0.00        0.00
                                                 ----        ----       ----        ----        ----        ----
     Total distributions...................     (0.33)      (0.47)      (0.39)     (0.23)      (0.37)      (0.43)
                                                -----       -----       -----      -----       -----       -----
     Net asset value, end of period........    $26.33      $24.10      $20.98     $17.78      $18.45      $17.08
                                               ======      ======      ======     ======      ======      ======

     Total return .........................     22.15%+     17.16%      20.47%     (2.44%)     10.30%      11.09%

     Ratios/supplemental data:
     Net assets, end of period (millions)..     $ 7.9       $ 6.6       $ 6.0       $ 5.7      $ 6.9       $ 7.7
     Ratio of operating expenses to
       average net assets:
           Before expense reimbursement....      2.19%+      1.84%       2.35%      2.51%       2.55%       2.63%
           After expense reimbursement.....      1.35%+      1.84%       2.35%      2.50%       2.50%       2.63%
     Ratio of net investment income to average net assets:
           Before expense reimbursement ...      0.00%+      2.01%       2.27%      1.79%       1.52%       1.86%
           After expense reimbursement ....      0.84%+      2.01%       2.27%      1.80%       1.58%       1.86%
     Portfolio turnover rate ..............         81%         57%         34%        46%         53%        76%
     Average commission rate paid per share    $.0585          -           -           -           -          -

     *Unaudited.

     +Annualized.

        The accompanying notes to financial statements are an integral part of these statements.

                               Board of Directors
                         Leonard M. Heine, Jr., Chairman
                                Richard S. Harman
                              Robert M. Rosencrans

                                        o

                                    Officers
                              Leonard M. Heine, Jr.
                                    President
                                  David A. Katz
                               Vice President and
                            Chief Investment Officer

                                        o

                       Investment Advisor and Sub-Advisor
                          Heine Management Group, Inc.
                           Matrix Asset Advisors, Inc.
                          444 Madison Avenue, 3rd Floor
                               New York, NY 10022
                                 (800) 366-6223

                                        o

                          Custodian and Transfer Agent
                               The Provident Bank
                             One East Fourth Street
                             Cincinnati, Ohio 45202

                                        o

                                  Administrator
                  Investment Company Administration Corporation

                                        o

                             Independent Accountants
                              Price Waterhouse LLP

                                        o

                                  Legal Counsel
                      Shereff, Friedman, Hoffman & Goodman


         This report is intended for the information of shareholders of
            LMH Fund, Ltd. and should not be used as sales literature
             unless preceded or accompanied by a current prospectus.